Fees Summary	Oct. 05, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 26,521,739.82
Previously Paid Amount	0.00
Total Fee Amount	2,307.39
Total Offset Amount	0.00
Net Fee	$ 2,307.39